EXHIBIT 99.1

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Contact:	Richard A. Lechleiter
Executive Vice President and
Chief Financial Officer
(502) 596-7734

COURT ORDERS STIPULATION BETWEEN KINDRED HEALTHCARE AND

VENTAS TO REMAIN IN EFFECT UNTIL FURTHER ORDER BY THE COURT

LOUISVILLE, Ky. (June 29, 2006) – Kindred Healthcare, Inc. (“Kindred”) (NYSE:KND) today announced that the New York court deferred ruling on Kindred’s motion for injunctive relief, but ordered that the present stipulation between Kindred and Ventas Realty, Limited Partnership (“Ventas”) that “Ventas will take no steps to terminate any Master Lease, in whole or in part, and will not further attempt to declare, or declare, an Event of Default under any of the four Master Leases” based on Kindred’s decision not to provide the rent reset appraisals to Ventas is extended until further ruling by the Court.

This press release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding Kindred’s expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “should,” “will,” “intend,” “may” and other similar expressions, are forward-looking statements.

Such forward-looking statements are inherently uncertain, and stockholders and other potential investors must recognize that actual results may differ materially from Kindred’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based on management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which Kindred is unable to predict or control, that may cause Kindred’s actual results or performance to differ materially from any future results or performance expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in Kindred’s filings with the Securities and Exchange Commission.

In addition to the factors set forth above, other factors that may affect Kindred’s plans or results include, without limitation, (a) Kindred’s ability to operate pursuant to the terms of its debt obligations and its Master Lease Agreements with Ventas; (b) the risks and uncertainties related to the rent reset process, including the appraisal process, pursuant to the Master Lease Agreements; (c) the risks and uncertainties in any court proceeding, including the risk that the court in the action presently pending will not render a timely or favorable decision; (d) Kindred’s ability to meet its rental and debt service obligations; (e) adverse developments with respect to Kindred’s results of operations or liquidity; (f) Kindred’s ability to attract and retain key executives and other healthcare personnel; (g) increased operating costs due to shortages in qualified nurses, therapists and other healthcare personnel; (h) the effects of healthcare reform and government regulations, interpretation of regulations and changes in the nature and enforcement of regulations governing the healthcare industry; (i) changes in the reimbursement rates or methods of payment from third party payors, including the Medicare and Medicaid programs, changes arising from the Medicare prospective payment system for long-term acute care hospitals, including the recently announced final Medicare payment rules, the Medicare Prescription Drug, Improvement, and Modernization Act of 2003, and changes in Medicare and Medicaid reimbursement for Kindred’s nursing centers; (j) national and regional economic conditions, including their effect on the availability and cost of labor, materials and other services; (k) Kindred’s ability to control costs, including labor and employee benefit costs; (l) Kindred’s ability to successfully pursue its development activities and successfully integrate new operations, including the realization of anticipated revenues, economies of scale, cost savings and productivity gains associated with such operations; (m) the increase in the costs of defending and insuring against alleged professional liability claims and Kindred’s ability to predict the estimated costs related to such claims; (n) Kindred’s ability to successfully reduce (by divestiture of operations or otherwise) its exposure to professional liability claims; (o) Kindred’s ability to successfully dispose of unprofitable facilities; and (p) Kindred’s ability to ensure and maintain an effective system of internal controls over financial reporting. Many of these factors are beyond Kindred’s control. Kindred cautions investors that any forward-looking statements made by Kindred are not guarantees of future performance. Kindred disclaims any obligation to update any such factors or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments.

Kindred Healthcare, Inc. through its subsidiaries operates hospitals, nursing centers, institutional pharmacies and a contract rehabilitation services business across the United States.

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